UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 29, 2016

ASPECT FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51085	20-1227650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
Four World Financial Center – 11th Floor
250 Vesey Street
New York, NY 10281
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:         (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Units are privately offered and sold to “accredited investors” (as defined in Rule 501(a) under the Securities Act) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 thereunder.  The selling agent of the Units was Merrill Lynch Pierce Fenner & Smith Incorporated (“MLPF&S”).

CLASS A	Subscription		CLASS C	Subscription
	Amount	Units		Amount	Units

February 29, 2016	$705,775	364,968	February 29, 2016	$483,000	277,538

CLASS D	Subscription		CLASS I	Subscription
	Amount	Units		Amount	Units

February 29, 2016	$-	-	February 29, 2016	$25,000	12,390

CLASS M	Subscription
	Amount	Units

February 29, 2016	$119,000	95,999

Class A Units are subject to upfront sales commissions paid to MLPF&S ranging from 1.0% to 2.5% of an investor’s gross subscription amount.  Class D and Class I Units are subject to upfront sales commissions paid to MLPF&S up to 2.5% of an investor’s gross subscription amount.  Sales commissions are deducted from subscription amounts.  Class C and Class M Units are not subject to upfront sales commissions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Sponsor

By:	/s/ BARBRA E. KOCSIS
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  March 3, 2016